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                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 20, 1998, incorporated by reference in the Payless ShoeSource, Inc. Form 10-K for the year ended January 31, 1998, and to all references to our firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

St. Louis, Missouri
April 20, 1998